UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

The Jones Group Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway New York, New York
(Address of principal executive offices)

10018 (Zip Code) (212) 642-3860 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, on December 19, 2013, The Jones Group Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jasper Parent LLC (“Parent”) and Jasper Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Parent, providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).  Parent and Merger Sub are beneficially owned by affiliates of Sycamore Partners, L.P. and Sycamore Partners A, L.P. (collectively, the “Sponsor”).

Substantially concurrent with the closing of the Merger, Parent intends to transfer ownership of certain of the Company’s business lines, including the Stuart Weitzman Business (as defined in the Merger Agreement, which the Company previously filed as Exhibit 2.1 to the Current Report on Form 8-K on December 23, 2013) to separate controlled affiliates of the Sponsor.  The Stuart Weitzman Business is referred to herein as “SWH”.

In connection with the arrangement of the debt financing for SWH, the Sponsor and the Company’s management have prepared certain preliminary financial and other information related to SWH, which will be disclosed to prospective lenders on the date hereof and which has been reproduced below. Such preliminary financial and other information does not represent a comprehensive statement of the financial results for SWH or for the Company.  Such preliminary financial and other information has been derived from the Company’s internal books and records, and the Company’s independent auditors have not completed their audit of such preliminary financial information and, as a result, such information is preliminary and subject to change (and such changes could be material). The estimates are subject to risks and uncertainties, many of which are not within the Company’s control.  In addition, such results do not purport to indicate SWH’s results of operations for any future period beyond the year ended December 31, 2013.  The Company does not expect to disclose publicly whether or not this preliminary financial information has changed, or to update such results. Such preliminary financial information may vary from, and may not be directly comparable to, the historical financial information of SWH or the Company on a consolidated basis and any such differences may be material.  Accordingly, investors and shareholders should not place undue reliance on such financial information.

This Current Report on Form 8-K contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (the “SEC”).  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles.  To supplement SWH’s preliminary financial information presented in accordance with GAAP, the Sponsor and the Company’s management disclosed to prospective lenders on the date hereof non-GAAP information regarding the effect on Operating Income, Earnings Before Interest, Taxes, Depreciation, and Amortization (“Reported EBITDA”) and EBITDA Before Rent Expense (“EBITDAR”) related to, among other things:

•	costs associated with intercompany service allocations;

•	retail store initiation and restructuring costs; and

•	costs associated with international licensees.

These non-GAAP measures were provided by the Sponsor and the Company’s management to enhance the user’s overall understanding of SWH’s preliminary financial results.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.  The non-GAAP measures of Reported EBITDA, Adjusted EBITDA and Adjusted EBITDAR included herein have been reconciled to the equivalent GAAP measure.

Historical Financial Highlights and Selected Operating Data(1)

	Year Ended					CAGR
$MM (Preliminary and Unaudited)	2009	2010	2011	2012	2013	2009-2013
Net Sales	$192.7	$210.9	$234.3	$249.4	$269.8	8.8%
% Growth	—	9.4%	11.1%	6.4%	8.2%
Cost of Sales	96.9	103.4	114.8	116.3	128.6
Gross Profit	$95.8	$107.5	$119.5	$133.1	$141.2	10.2%
% Margin	49.7%	51.0%	51.0%	53.4%	52.3%
Total SG&A	69.6	82.3	84.4	97.1	119.2
Operating Income	26.2	25.2	35.1	36.0	22.0
Reported EBITDA	$38.0	$46.1	$44.7	$45.1	$33.2
Adjustments(2)	—	—	5.1	8.9	19.6
Adjusted EBITDA	$38.0	$46.1	$49.8	$54.0	$52.8	8.6%
% Margin	19.7%	21.9%	21.3%	21.7%	19.6%
Rent Expense	11.4	9.4	12.8	17.0	19.0
Adjusted EBITDAR	$49.4	$55.5	$62.6	$71.0	$71.8	9.8%
Maintenance Capital Expenditures	na	na	4.0	1.8	1.7
% Net Sales	na	na	1.7%	0.7%	0.6%
Growth Capital Expenditures	na	na	6.3	12.4	9.3
Total Capital Expenditures(3)	$3.5	$3.9	$10.3	$14.2	$11.0
Net Working Capital(4)	$31.5	$32.5	$37.3	$35.5	$48.0
Retail Operating Metrics
U.S. Full Price Stores	34	32	35	39	43
U.S. Outlet Stores	5	5	2	2	1
International Full Price Stores	7	7	8	8	8 (5)
Comparable Store Sales Growth	—	8.0%	8.4%	3.0%	12.5%

Note: SWH was acquired by the Company in June 2010.

(1)
This presentation contains non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Reported EBITDA, Adjusted EBITDA and Adjusted EBITDAR and any ratios derived therefrom, are non-GAAP financial measures that exclude certain items such as restructuring activities in order to estimate our financial results and financial position on a going forward basis. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

(2)
Adjustments include excess corporate expense allocations, store opening and closing expenses for both owned and licensed retail stores, run-rate contribution of new retail stores, and non-recurring expenses associated with discontinued operations, relocation of corporate office and bonus normalization.

(3)	Amounts for 2009 and 2010 were not analyzed and segregated between the maintenance and growth categories.

(4)	Net Working Capital defined as Trade Accounts Receivable, Net plus Inventories, Prepaid Expenses and Other Current Assets minus Accounts Payable and Accrued Liabilities.

(5)	Eight international stores as of December 31, 2013. One international store to be closed in the first quarter of 2014.

Adjusted EBITDA Reconciliation(a)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to Operating Income.

	Year Ended
$MM (Preliminary and Unaudited)	2009	2010	2011	2012	2013
Operating Income	26.2	25.2	35.1	36.0	22.0
Depreciation and Amortization	11.8	20.9	9.6	9.1	11.2
Reported EBITDA	$38.0	$46.1	$44.7	$45.1	$33.2
Total Adjustments			$5.1	$8.9	$19.6
Adjusted EBITDA(1)	$38.0	$46.1	$49.8	$54.0	$52.8

Note: SWH was acquired by the Company in June 2010.

(a)
This presentation contains non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Reported EBITDA, Adjusted EBITDA and Adjusted EBITDAR and any ratios derived therefrom, are non-GAAP financial measures that exclude certain items such as restructuring activities in order to estimate our financial results and financial position on a going forward basis. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

(1)	Adjusted EBITDA is Reported EBITDA adjusted for:

•
Excess historical cost allocation from the Company above the estimated cost to replicate these corporate services on a standalone basis; historical allocation includes certain IT, HR, public company and senior executive expenses;

•	Pre-opening occupancy expenses and costs related to closing of 2 stores;

•	Store opening and marketing expenses related to flagship store opening in Milan;

•	Cash contributed by the Company to build out international license stores;

•	Run-Rate contribution of new stores and new international licensee stores opened in last 12 months; and

•
Other non-recurring adjustments such as one-off payment required due to agent bankruptcy, timing shifts in the receipt of returns from wholesale customers, removal of double rent resulting from relocation of NYC office, elimination of costs associated with brand extension canceled in 2013, foreign exchange gains and losses and bonus normalization.

Summary Net Working Capital

	As Of
$MM (Preliminary and Unaudited)	12/31/2012	12/31/2013

Current Assets:
Trade Accounts Receivable, Net	21.9	30.9
Inventories, Net	22.0	27.5
Prepaid Expenses and Other Current Assets	4.1	3.6
Select Total Current Assets	48.0	62.0

Current Liabilities:
Accounts Payable	$3.9	$5.5
Accrued Liabilities	8.6	8.5
Select Total Current Liabilities	12.5	14.0

Net Working Capital(1)	35.5	48.0

(1)	Net Working Capital is defined as Select Total Current Assets minus Select Total Liabilities.

2013 Compared to 2012

Net Sales

Net sales increased by $20.4 million, or 8.2%, from $249.4 million in 2012 to $269.8 million in 2013.  The increase was driven by increase in revenue across all channels.  During 2013, the Company opened seven new full-price retail stores, including the Company’s flagship store in Milan, offset by the closure of three full-priced stores and one outlet store (bringing total retail store count to 52 as of December 31, 2013 compared to 49 as of December 31, 2012).

Gross Profit

Gross profit increased by $8.1 million, or 6.1% from $133.1 million in 2012 to $141.2 million in 2013 due to increased net sales.  Gross margin decreased from 53.4% in 2012 to 52.3% in 2013.  The decrease was primarily due to higher markdowns in Q1 and Q2 of 2013 resulting from a strategic decision to clear dated inventory and modestly higher raw material costs.

Adjusted EBITDA

Adjusted EBITDA decreased by $1.2 million, or 2.2%, from $54.0 million in 2012 to $52.8 million in 2013.  The decrease was primarily driven by increased marketing spend and the completion of our strategy to exit lower-tier customers.

Capital Expenditures

Capital expenditures decreased by $3.2 million from $14.2 million in 2012 to $11.0 million in 2013.

2012 Compared to 2011

Net Sales

Net sales increased by $15.1 million, or 6.4%, from $234.3 million in 2011 to $249.4 million in 2012.  The increase was driven by increase in revenue in the retail and e-commerce channels, partially offset by a slight decline in the wholesale channel.  The Company opened five new full-price retail stores, offset by the closure of one full-price retail store (bringing total retail store count to 49 as of December 31, 2012 compared to 45 as of December 31, 2011).

Gross Profit

Gross profit increased by $13.6 million, or 11.4%, from $119.5 million in 2011 to $133.1 million in 2012 due to increased net sales.  Gross margin increased from 51.0% in 2011 to 53.4% in 2012 primarily due to increased sales through the higher margin retail channel and lower markdowns.

Adjusted EBITDA

Adjusted EBITDA increased $4.2 million, or 8.4%, from $49.8 million for 2011 to $54.0 million for 2012.  The increase was primarily driven by (i) sales volume increase and (ii) gross margin increase, partially offset by higher marketing expenses.

Capital Expenditures

Capital expenditures increased by $3.9 million from $10.3 million in 2011 to $14.2 million in 2012.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger, and all other statements made in this Current Report on Form 8-K that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “expect”, “plan”, “anticipate”, “believe”, or “project”, or the negative of those words or other comparable words.  Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and subject to applicable law to the contrary, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ materially from those suggested by the projected results in such forward-looking statements.  Such risks and uncertainties include, among others:  any conditions imposed on the parties in connection with the consummation of the transactions described herein; approval of the Merger by the Company’s shareholders (or the failure to obtain such approval); the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement and the transactions contemplated thereby; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the proposed transactions; the risk that the Merger and the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 22, 2013, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.  Any or all of the Company’s forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by affiliates of the Sponsor.  In connection with the proposed Merger, the Company has filed a preliminary proxy statement and other related documents with the SEC.  The Company intends to file a definitive proxy statement with the SEC.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Company’s shareholders will be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Jones Group Inc. Investor Relations at 1411 Broadway, New York, NY 10018, telephone number (212) 703-9819, or from the Company’s website, www.jonesgroupinc.com.

Certain Information Concerning Participants

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Merger.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on May 15, 2013.  Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger filed with the SEC.  Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC.,
Date: February 18, 2014
By:
/s/ Ira M. Dansky
Ira M. Dansky
Executive Vice President, General Counsel and Secretary